Material accounting policies	12 Months Ended
Dec. 31, 2025
Material accounting policies [Abstract]
Material accounting policies
3.	Material accounting policies

The Company has consistently applied the following material accounting policies to all the periods presented in these combined financial statements.

a.	Basis of consolidation and combination

Consolidation of subsidiaries

The subsidiaries are entities controlled by the Company. The Company controls an entity when it is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns. The financial statements of subsidiaries are included in the consolidated financial statements from the date on which control commences until the date on which control ceases.

Intra-group balances and transactions are eliminated in the consolidation process.

The Company’s subsidiaries as of December 31, 2025, are set out below:

Entity	Ownership interest

Murano Management UK Limited (“Murano Management UK”)	100.00%
Murano Service Operations Limited (Murano Services”)	100.00%
Murano Global Hospitality Corporation (“Murano Hospitality” including the former HCM Adquisition Corporation)	100.00%
Murano Management, S. A. de C. V. (“Murano Management”)	100.00%
Murano PV, S. A. de C. V. (“Murano PV”)	100.00%
Murano World, S. A. de C. V. (“Murano World”)	100.00%
Inmobiliaria Insurgentes 421, S. A. de C.V. (“Inmobiliaria Insurgentes 421”)	100.00%
Operadora Hotelera GI, S. A. de C. V. (“Operadora GIC I”)	100.00%
Operadora Hotelera Grand Island II, S. A. de C. V. (“Operadora GIC II”)	100.00%
Operadora Hotelera I421, S. A. de C. V. (“OHI421”)	100.00%
Operadora Hotelera I421 Premium, S. A. de C. V. (“OHI421 Premium”)	100.00%
Fideicomiso Murano 6000 CIB/3109 (“Insurgentes Security Trust”)	100.00%
Fideicomiso Murano 2000 CIB /3001 (“GIC I Trust” or “Fideicomiso Murano 2000”)	100.00%
Fideicomiso Murano 4000 CIB/3288 (“GIC II Trust”)	100.00%
Fideicomiso Murano 1000 CIB /3000	100.00%
Fideicomiso Irrevocable de Emisión, Administración y Pago No. CIB/4323	100.00%
Edificaciones BVG, S. A. de C. V. (“Edificaciones BVG”)	100.00%
Servicios Corporativos BVG, S. A. de C.V. (“Servicios BVG”)	100.00%

Combination of entities under common control (prior to capital restructuring as described in note 2b.)

Before the capital restructuring described in note 2b. above, the Company was directly or indirectly controlled by Elias Sacal Cababie, therefore the Company has been combined under the common control approach. The combination includes the following entities: Murano PV, S. A. de C. V., Murano World, S. A. de C. V., Edificaciones BVG, S. A. de C. V., Fideicomiso Murano 6000 CIB/3109, Inmobiliaria Insurgentes 421, S. A. de C.V., Operadora Hotelera GI, S. A. de C. V., Operadora Hotelera Grand Island II, S. A. de C. V., Operadora Hotelera I421, S. A. de C. V., Operadora Hotelera I421 Premium, S. A. de C. V., Fideicomiso Murano 2000 CIB /3001, Fideicomiso Murano 4000 CIB/3288, Fideicomiso Murano 1000 CIB /3000, Servicios Corporativos BVG, S. A. de C.V., and Murano Management, S. A. de C. V.

The Company conducted the combination of the entities under common control as follows: Transactions, balances and unrealized gains or losses on transactions arising from intragroup transactions are eliminated on the combination following the guidance defined by IFRS 10.

b.	Foreign currency transactions

Transactions in foreign currencies are translated into the respective functional currencies of Group companies at the exchange rates at the dates of the transactions.

Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rate at the reporting date. Non-monetary assets and liabilities that are measured at fair value in a foreign currency are translated into the functional currency at the exchange rate when the fair value was determined. Non-monetary items that are measured based on the historical cost in a foreign currency are translated at the exchange rate at the date of the transaction. Foreign currency differences are generally recognized in profit or loss and presented within finance costs.

However, foreign currency differences arising from the translation of the following items are recognized in OCI:

•	An investment in equity securities designated as at FVOCI (except on impairment, in which case foreign currency differences that have been recognized in OCI are reclassified to profit or loss);
•	A financial liability designated as a hedge of the net investment in a foreign operation to the extent that the hedge is effective (see (P)(v)); and
•	Qualifying cash flow hedges to the extent that the hedges are effective.

c.	Revenue from contracts with customers

The Company acts as a principal in the activities from which it generates its revenue. Our revenues are primarily derived from the products and services provided to our customers in our owned hotels and are generally recognized when control of the product or service has transferred to the customer. A summary of our sources of revenue is as follows:

•	Room rentals.
•	Food and beverage.
•	All-inclusive.
•	Private events.
•	Spa services.
•	Other services.

We provide room rentals and other services to our guests, including, but not limited to, food and beverage, all-inclusive, spa, laundry, and parking. These products and services each represent individual performance obligations, and in exchange for these services, we receive fixed amounts based on published rates or negotiated contracts. Payment is due in full at the time the services are rendered or the goods are provided.

Room rental revenues are recognized over time on a daily basis as the guest occupies the room, and revenues related to the other products and services are recognized at a point in time when the product or service is provided to the guest.

As of December 31, 2025 and 2024, the Company did not capitalize costs to obtain contracts with customers because there are no long-term contracts with the customers, due to the operations of the hotel, the incremental costs are recognized in profit or loss as incurred. If long-term contracts were obtained, the Company will capitalize the cost of those contracts.

Advance from customers (Deferred revenue and down payments)

Deferred revenue represents the Company´s obligation to provide a service to a customer for which the Company has received cash from the customer.

Down payments are partial cash payments received by a potential customer in advance of a residential acquisition of a residential unit. As of December 31, 2025, these payments are contingent to initiate the development of the 384 residential units as described in note 1.

d.	Cash and cash equivalents and restricted cash

Cash and cash equivalents and restricted cash of the Company are represented primarily by cash (cash on hand and demand deposits), restricted cash and cash equivalents. Cash equivalents are short-term highly liquid investments with maturities no longer than 90 days, which are subject to an insignificant risk of changes in value. Cash is stated at nominal value and cash equivalents are measured at fair value. For further information, please refer to note 5.

e.	Financial instruments

(i)	Recognition and initial measurement

Trade receivables and debt securities are initially recognized when they are originated. All other financial assets and financial liabilities are initially recognized when the Company becomes a party to the contractual provisions of the instrument.

A financial asset (unless it is a trade receivable without a significant financing component) or financial liability is initially measured at fair value plus or minus, for an item not at Fair Value Through Profit or Loss (“FVTPL”), transaction costs that are directly attributable to its acquisition or issue. A trade receivable without a significant financing component is initially measured at the transaction price.

(ii)	Classification and subsequent measurement

Financial assets -

On initial recognition, a financial asset is classified as measured at amortized cost or FVTPL.

Financial assets are not reclassified subsequent to their initial recognition unless the Company changes its business model for managing financial assets, in which case all affected financial assets are reclassified on the first day of the first reporting period following the change in the business model.

A financial asset is measured at amortized cost if it meets both of the following conditions and is not designated as at FVTPL:

-	It is held within a business model whose objective is to hold assets to collect contractual cash flows; and

-	Its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

A debt investment is measured at Fair Value Through Other Comprehensive Income (“FVOCI”) if it meets both of the following conditions and is not designated as at FVTPL:

-	It is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets; and

-	Its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

On initial recognition of an equity investment that is not held for trading, the Company may irrevocably elect to present subsequent changes in the investment’s fair value in Other Comprehensive Income (“OCI”). This election is made on an investment-by-investment basis.

All financial assets not classified as measured at amortized cost or FVOCI as described above are measured at FVTPL. This includes all derivative financial assets. On initial recognition, the Company may irrevocably designate a financial asset that otherwise meets the requirements to be measured at amortized cost or at FVOCI as at FVTPL if doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise.

Financial assets - Business model assessment:

The Company makes an assessment of the objective of the business model in which a financial asset is held at a portfolio level because this best reflects the way the business is managed, and information is provided to investors.  The information considered includes.

-
The stated policies and objectives for the portfolio and the operation of those policies in practice. These include whether management’s strategy focuses on earning contractual interest income, maintaining a particular interest rate profile, matching the duration of the financial assets to the duration of any related liabilities or expected cash outflows or realizing cash flows through the sale of the assets;

-	How the performance of the portfolio is evaluated and reported to the Company’s management;

-	The risks that affect the performance of the business model (and the financial assets held within that business model) and how those risks are managed;

-	How managers of the business are compensated - e.g. whether compensation is based on the fair value of the assets managed or the contractual cash flow collected; and

-	The frequency, volume and timing of sales of financial assets in prior periods, the reasons for such sales and expectations about future sales activity.

Transfers of financial assets to third parties in transactions that do not qualify for derecognition are not considered sales for this purpose, consistent with the Company’s continuing recognition of the assets.

Financial assets that are held for trading or are managed and whose performance is evaluated on a fair value basis are measured at FVTPL.

Financial assets - Assessment whether contractual cash flows are solely payments of principal and interest.

For the purposes of this assessment, ‘principal’ is defined as the fair value of the financial asset on initial recognition. ‘Interest’ is defined as consideration for the time value of money and for the credit risk associated with the principal amount outstanding during a particular period of time and for other basic lending risks and costs (e.g. liquidity risk and administrative costs), as well as a profit margin.

In assessing whether the contractual cash flows are solely payments of principal and interest, the Company considers the contractual terms of the instrument. This includes assessing whether the financial asset contains a contractual term that could change the timing or amount of contractual cash flows such that it would not meet this condition.

In making this assessment, the Company considers:

-	Contingent events that would change the amount or timing of cash flows;
-	Terms that may adjust the contractual coupon rate, including variable-rate features;
-	Prepayment and extension features; and
-	Terms that limit the Company’s claim to cash flows from specified assets (e.g. non-recourse features).

A prepayment feature is consistent with the solely payments of principal and interest criterion if the prepayment amount substantially represents unpaid amounts of principal and interest on the principal amount outstanding, which may include reasonable additional compensation for early termination of the contract. Additionally, for a financial asset acquired at a discount or premium to its contractual par amount, a feature that permits or requires prepayment at an amount that substantially represents the contractual par amount plus accrued (but unpaid) contractual interest (which may also include reasonable additional compensation for early termination) is treated as consistent with this criterion if the fair value of the prepayment feature is insignificant at initial recognition.

Financial assets - Subsequent measurement and gains and losses:

Financial assets at FVTPL	These assets are subsequently measured at fair value. Net gains and losses, including any interest or dividend income, are recognized in profit or loss.

Financial assets at amortized cost
These assets are subsequently measured at amortized cost using the effective interest method. The amortized cost is reduced by impairment losses. Interest income, foreign exchange gain or losses and impairment are capitalized. Any gain or loss on derecognition is recognized in profit or loss.

Financial liabilities - Classification, subsequent measurement and gains and losses

Financial liabilities are classified as measured at amortized cost or FVTPL. A financial liability is classified as at FVTPL if it is classified as held-for-trading, it is a derivative or it is designated as such on initial recognition. Financial liabilities at FVTPL are measured at fair value and net gains and losses, including any interest expense, are recognized in profit or loss. Other financial liabilities are subsequently measured at amortized cost using the effective interest method. Interest expense and foreign exchange gains and losses are recognized in profit or loss. Any gain or loss on derecognition is also recognized in profit or loss.

(iii)	Derecognition

Financial assets

The Company derecognizes a financial asset when:

-	The contractual rights to the cash flows from the financial asset expire; or
-	It transfers the rights to receive the contractual cash flows in a transaction in which either:

i.	Substantially all the risks and rewards of ownership of the financial asset are transferred; or
ii.	The Company neither transfers nor retains substantially all the risks and rewards of ownership and it does not retain control of the financial asset.

The Company enters into transactions whereby it transfers assets recognized in its consolidated statement of financial position but retains either all or substantially all of the risk and rewards of the transferred assets. In these cases, the transferred assets are not derecognized.

Financial liabilities

The Company derecognizes a financial liability when its contractual obligations are discharged or canceled or expire. The Company also derecognizes a financial liability when its terms are modified and the cash flows of the modified liability are substantially different, in which case a new financial liability based on the modified terms is recognized at fair value.

On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid (including any non-cash assets transferred or liabilities assumed) is recognized in profit or loss.

Interest rate benchmark reform

When the basis for determining the contractual cash flows of a financial asset or financial liability measured at amortized cost changed as a result of interest rate benchmark reform, the Company updated the effective interest rate of the financial asset or financial liability to reflect the change that is required by the reform. A change in the basis for determining the contractual cash flows is required by interest rate benchmark reform if the following conditions are met:

•	The change is necessary as a direct consequence of the reform; and
•	The new basis for determining the contractual cash flows is economically equivalent to the previous basis - i.e. the basis immediately before the change.

When changes were made to a financial asset or financial liability in addition to changes to the basis for determining the contractual cash flows required by interest rate benchmark reform, the Company first updated the effective interest rate of the financial asset or financial liability to reflect the change that is required by interest rate benchmark reform. After that, the Company applied the policies on accounting for modifications to the additional changes.

(iv)	Offsetting

Financial assets and financial liabilities are offset and the net amount presented in the combined statement of financial position when, and only when, the Company currently has a legally enforceable right to offset the amounts and it intends either to settle them on a net basis or to realize the asset and settle the liability simultaneously.

(v)	Derivative financial instruments

The Company holds derivative financial instruments with the intention to hedge interest rate risk exposures.

Derivatives are initially measured at fair value. Subsequent to initial recognition, derivatives are measured at fair value, and changes therein are recognized in profit or loss.

(vi)	Impairment

i.	Non-derivative financial assets

Financial instruments

The Company recognizes loss allowances for Expected Credit Losses (“ECLs”) on:

-	Financial assets measured at amortized cost.

The Company measures loss allowances at an amount equal to lifetime ECLs, except for the following which are measured at twelve-month ECLs:

-	Debt securities that are determined to have low credit risk at the reporting date; and

-
Other debt securities and bank balances where credit risk (i.e. the risk of default occurring over the expected life of the financial instrument) has not increased significantly since initial recognition.

Loss allowances for trade receivables and contract assets are always measured at an amount equal to lifetime ECLs.

When determining whether the credit risk of a financial asset has increased significantly since initial recognition and when estimating ECLs, the Company considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information and analysis, based on the Company’s historical experience and informed credit assessment,  that includes forward-looking information.

The Company assumes that the credit risk on a financial asset has increased significantly if it is more than 30 days past due.

The Company considers a financial asset to be in default when:

-	The debtor is unlikely to pay its credit obligations to the Company in full, without recourse by the Company to actions such as realizing security (if any is held); or

-	The financial asset is more than 90 days past due.

Lifetime ECLs are the ECLs that result from all possible default events over the expected life of a financial instrument.

12-month ECLs are the portion of ECLs that result from default events that are possible within the 12 months after the reporting date (or a shorter period if the expected life of the instrument is less than 12 months).

The maximum period considered when estimating ECLs is the maximum contractual period over which the Company is exposed to credit risk.

Measurement of ECLs

ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all cash shortfalls (i.e. the difference between the cash flows due to the entity in accordance with the contract and the cash flows that the Company expects to receive).

ECLs are discounted at the effective interest rate of the financial asset.

Presentation of allowance for ECL in the consolidated and combined statement of financial position

Allowances for financial assets measured at amortized cost are deducted from the gross carrying amount of the assets.

As of December 31, 2025 and 2024, the Company did not recognize ECL since it has determined that the ECL related to its trade receivables would not be material in the context of these financial statements taken as a whole.

ii.	Non-financial assets

At each reporting date, the Company reviews the carrying amounts of its non-financial assets (other than investment property and deferred tax assets) to determine whether there is any indication of impairment. If any such indication exists, then the asset’s recoverable amount is estimated.

For impairment testing, assets are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets.

The recoverable amount of an asset is the greater of its value in use and its fair value less costs of disposal. Value in use is based on the estimated future cash flows, discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

An impairment loss is recognized if the carrying amount of an asset exceeds its recoverable amount.

Impairment losses are recognized in profit or loss.

For assets, other than goodwill, it is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.

f.	Prepayments

Prepaid expenses are initially recognized as assets as of the date the payment is made, provided that it is probable that the future economic benefits associated with the asset will flow to the Company. At the time the goods or services are received, prepaid expenses are either capitalized or recognized in profit or loss as an expense, depending on whether there is certainty that the acquired goods or services will generate future economic benefits. The Company periodically evaluates its prepaid expenses to determine the likelihood that they will cease to generate future economic benefits and to assess their recoverability. The Company classifies its prepayments as current or non-current assets, depending on the period when the Company expects to exercise them. Unrecoverable prepaid expenses are recognized as impairment losses in profit or loss.

g.	Property, construction in process and equipment

The Company’s Property, construction in process and equipment includes the following: land, buildings, construction in process, computer equipment, transportation equipment, furniture, and other equipment.

i.	Recognition and measurement

Items of property, construction in process and equipment are initially measured at cost, which includes capitalized borrowing costs, less accumulated depreciation and any accumulated impairment losses.

Subsequent measurement of land, buildings and construction in process is at fair value based on periodic, at least annual, valuations performed by external independent appraisers, less subsequent depreciation for buildings; land is not depreciated. The carrying amount of the revaluated assets is adjusted to the revalued amount. If the carrying amount increases as a result of the revaluation, the increase is recognized in other comprehensive income and accumulated as a revaluation surplus, except if it reverses a revaluation decrease of the same assets previously recognized in profit or loss. If the carrying amount is decreased as a result of the revaluation, the decrease is recognized in profit or loss, or against the revaluation surplus in comprehensive income to the extent of any existing balance with respect to the same asset.

All other property and equipment are recognized at historical cost less depreciation.

If significant parts of an item of property, construction in process and equipment have different useful lives, then they are accounted for as separate items (major components) or property, construction in process and equipment.

Any gain or loss on disposal of an item of property, construction in process and equipment is recognized in profit or loss.

ii.	Subsequent expenditure

Subsequent expenditure is capitalized only if it is probable that the future economic benefits associated with the expenditure will flow to the Company.

iii.	Depreciation

Depreciation is calculated to write off the cost of property, construction in process and equipment less their estimated residual values using the straight-line method over their estimated useful lives, and is recognized in profit or loss. As of December 31, 2025 and 2024 items in construction in process recognized at fair value were not subject to depreciation.

During 2023 and 2024, several assets recognized as construction in process were capitalized as property, building and hotel furniture due to the assets having reached the necessary conditions to operate as Management intended.

Company’s Management estimates the following useful life for the major assets.

Years

Buildings and beach club	35-40 years
Elevators	10 years
Furniture, fixtures, and equipment (“FF&E”)	5 years
Operating, supplies and equipment (“OS&E”)	2 years
Computer equipment	3-4 years
Transportation Equipment	4 years
Furniture	10 years
Equipment and other assets	10 years

Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate.

iv.	Reclassification to investment property

When the use of a property changes from owner-occupied to investment property, the property is remeasured to fair value and reclassified accordingly. Any gain arising on this remeasurement is recognized in profit or loss to the extent that it reverses a previous impairment loss on the specific property, with any gain recognized in OCI and presented in the revaluation reserve. Any loss is recognized in profit or loss. However, to the extent that an amount is included in the revaluation surplus for that property, the loss is recognized in OCI and reduces the revaluation surplus within equity.

h.	Investment property

Investment property is initially measured at cost and subsequently at fair value with any change therein recognized in profit and loss.

Any gain or loss on disposal of the investment property (calculated as the difference between the net proceeds from disposal and the carrying amount of the item) is recognized in profit or loss.  When investment property that was previously classified as property, construction in process and equipment is sold, any related amount included in the revaluation reserve is transferred to retained earnings.

As of December 31, 2025 and 2024, the Company has a plot of land located in, Baja California, Mexico, that qualifies as an investment property in accordance with the requirements established by IAS 40, since the Company foresees to use this land for the construction of an industrial park, where the Company will act as a lessor and it will obtain income from rentals.

i.	Employee benefits

i.	Short-term employee benefits

Short-term employee benefits are expensed as the related service is provided. A liability is recognized for the amount expected to be paid if the Company has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

ii.	Other long-term employee benefits

The Company’s net obligation in respect of long-term employee benefits is the amount of future benefits that employees have earned in return for their service in the current and prior periods. That benefit is discounted to determine its present value. Remeasurements are recognized in profit or loss in the period in which they arise.

iii.	Termination benefits

Termination benefits are expensed at the earlier of when the Company can no longer withdraw the  offer of those benefits and when the Company recognizes costs for a restructuring. If benefits are not expected to be settled wholly within 12 months of the reporting date, then they are discounted.

iv.	Defined employee benefit

In accordance with Mexican Labor Law, the Company provides seniority premium benefits to its employees under certain circumstances, which is recognized as a defined benefit plan. The Company’s net obligation in respect of defined benefit plans is calculated separately for each plan by estimating the amount of future benefit that employees have earned in the current and prior periods, discounting that amount and deducting the fair value of any plan assets.

The calculation of the defined benefit obligation is performed annually by a qualified actuary using the projected unit credit method.  When the calculation results in a potential asset for the Company, the recognized asset is limited to the present value of the economic benefits available in the form of future refunds from the plan or reductions in future contributions to the plan. To calculate the present value of the economic benefits, consideration is given to any applicable minimum funding requirements.

Remeasurements of the net defined benefit liability, which comprise actuarial gains and losses, return on plan assets (excluding interest), and the effect of the asset ceiling (if any, excluding interest), are recognized immediately in OCI. The Company determines the net interest expense (income) on the net defined benefit liability (asset) for the period by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period to the net defined benefit liability (asset), taking into account any change in the net defined benefit liability (asset) during the period as a result of contributions and benefit payments.

Net interest expense and other expenses related to defined benefit plans are recognized in profit or loss.

When the benefits of a plan are changed or when a plan is curtailed, the resulting change in benefit that relates to past service or curtailment gain or loss is recognized immediately in profit or loss.  The Company recognizes gains and losses on the settlement of a defined benefit plan when the settlement occurs.

j.	Borrowing costs

 Borrowing costs directly attributable to the acquisition, construction, or production of qualifying assets, which are assets that necessarily take a substantial period of   time to get ready for their intended use or sale, are added to the cost of those assets, until the assets are substantially ready for their intended use or sale.

All other borrowing costs are recognized in profit or loss in the period in which they are incurred.

k.	Income tax

 Income tax expense comprises current and deferred tax and it is recognized in profit or loss. As mentioned in Note 1(a) the Company participates in certain trusts as a Trustor, these trusts are not subject to income taxes.

Current tax

Current tax comprises the expected tax payable or receivable on the taxable income or loss for the year and any adjustment to the tax payable or receivable in respect of previous years. The amount of current tax payable or receivables is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any. It is measured using tax rates enacted or substantively enacted at the reporting date. Current tax also includes any tax arising from dividends.

Current tax assets and liabilities are offset only if certain criteria are met.

Deferred tax

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Temporary differences in relation to a right-of-use asset and a lease liability for a specific lease are regarded as a net package (the lease) for the purpose of recognizing deferred tax.

Deferred tax assets are recognized for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. Future taxable profits are determined based on the reversal of relevant taxable temporary differences. If the amount of taxable temporary differences is insufficient to recognize a deferred tax asset in full, then future taxable profits, adjusted for reversals of existing temporary differences are considered, based on the business plans for individual subsidiaries in the Company. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized; such reductions are reversed when the probability of future taxable profits improves.

The measurement of deferred tax reflects the tax consequences that would follow from the manner in which the Company expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities. For this purpose, the carrying amount of investment property measured at fair value is presumed to be recovered through sale.

Deferred tax assets and liabilities are offset only if certain criteria are met.

l.	Finance income and finance cost

The Company’s finance income and finance cost include:

-	Interest income,
-	Interest expense,
-	The net gain or loss on financial assets at FVTPL,
-	The foreign currency gain or loss on financial assets and financial liabilities.

Interest income or expense is recognized using the ‘effective interest rate’ method.

The ‘effective interest rate’ is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument to:

•	The gross carrying amount of the financial asset; or
•	The amortized cost of the financial liability.

In calculating interest income and expense, the effective interest rate is applied to the gross carrying amount of the assets (when the asset is not credit-impaired) or to the amortized cost of the liability. However, for financial assets that have become credit-impaired subsequent to initial recognition, interest income is calculated by applying the effective interest rate to the amortized cost of the financial asset. If the asset is no longer credit-impaired, then the calculation of interest income reverts to the gross basis.

m.	Leases

At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

As a lessee

At the commencement or on modification of a contract that contains a lease component, the Company allocates the contract consideration to each lease component on the basis of its relative stand-alone prices. However, for leases of property the Company has elected not to separate the non-lease components and account for the lease and non-lease components as a single lease component.

The Company recognizes a right-of-use asset and a lease liability on the lease commencement date.  The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made on or before the commencement date, plus any initial direct costs incurred and an estimate of the costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.

The right-of-use asset is subsequently depreciated using the straight-line method from the commencement date to the end date of the lease term, unless the lease transfers ownership of the underlying asset to the Company by the end of the lease term or the cost of right-of-use asset reflects that the Company will exercise a purchase option.  In that case, the right-of-use asset will be depreciated over the useful life of the underlying asset, which is determined on the same basis as property and equipment.  In addition, the right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate.  Generally, the Company uses its incremental borrowing rate as the discount rate.

The Company determines its incremental borrowing rate by obtaining interest rates from various external financing sources and makes certain adjustments to reflect the terms of the lease and the type of asset leased.

Lease payments included in the measurement of the lease liability comprise the following:

•	Fixed payments; including in-substance fixed payment:
•	Variable lease payments that depend on an index or rate, initially measured using the index or rate at the commencement date;
•	Amounts expected to be payable under a residual value guarantee, and
•
The exercise price under purchase option that the Company is reasonably certain to exercise, lease payments in an optional renewal period if the Company is reasonably certain to exercise an extension option, and penalties for early termination of a lease unless the Company is reasonably certain not to terminate early.

The lease liability is measured at reinforced cost using the effective interest method and data measured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Company’s estimate of the amount expected to be payable under a residual value guarantee, if the Company changes its assessment of whether it will exercise a purchase, extension or termination option or if there is a revised in-substance fixed lease payment.

When the lease liability is remeasured in this way, a corresponding adjustment is made to the carrying amount of the right-of-use assets, or is recorded in profit or loss in the carrying amount of the right-of-use asset has been reduced to zero.

Short-term leases and leases of low-value assets

The Company has elected not to recognize right-of-use assets and lease liabilities for leases of low-value assets and short-term leases, including IT equipment. The Company recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.

n.	Contingencies

Liabilities for loss contingencies are recorded when it is probable that a liability has been incurred and the amount thereof can be reasonably estimated.  When a reasonable estimation cannot be made, disclosure is provided in the notes to the combined financial statements. Contingent revenues, earnings or assets are not recognized until realization is assured.

o.	Provisions

Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The unwinding of the discount is recognized as a finance cost.

p.	Contributions for future net assets

Contributions for future net assets are contributions granted by the shareholders of the Company that will become part of the net parent investment on a certain date or when certain conditions are met, these contributions are recognized at the transaction price as a liability since there is no present value interest component to recognize.

q.	Fair value measurement

‘Fair value’ is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or, in its absence, the most advantageous market in which the Company has access at that date.  The fair value of a liability reflects its non-performance risk.

A number of the Company’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities (see note 14).

When one is available, the Company measures the fair value of an instrument using the quoted price in an active market for that instrument. A market is considered ‘active’ if transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

If there is no quoted price in an active market, then the Company uses valuation techniques that maximize the use of relevant observable inputs and minimize the use of unobservable inputs. The chosen valuation technique incorporates all of the factors that market participants would take into account in pricing a transaction.

If an asset or a liability measured at fair value has a bid price and an ask price, then the Company measures assets and long positions at a bid price and liabilities and short positions at an ask price.

The best evidence of the fair value of a financial instrument on initial recognition is normally the transaction price, i.e., the fair value of the consideration given or received.

If the Company determines that the fair value on initial recognition differs from the transaction price and the fair value is evidenced neither by a quoted price in an active market for an identical asset or liability nor based on a valuation technique for which unobservable inputs are judged to be insignificant in relation to the measurement, then the financial instrument is initially measured at fair value, adjusted to defer the difference between the fair value on initial recognition and the transaction price.

Subsequently, that difference is recognized in profit or loss on an appropriate basis over the life of the instrument, but no later than when the valuation is wholly supported by observable market data or the transaction is closed out.

r.	Other liabilities

Other liabilities mainly consists of contributions granted by Hyatt and Accor under the concept of ‘key money’ per the Hotel Services Agreement and the Hotel Management Agreement, respectively. The ‘key money’ was granted as an inducement to the Company to enter into such agreements. The Company recognizes these contributions in other liabilities against cash, and the Company subsequently amortizes the total amount on a monthly, straight-line basis from the first month the ‘key money’ is received and continuing during the term of the agreement. If the agreements are canceled or terminated before the agreed term, the Company shall repay to the operators the remaining unamortized amount.

s.	Consolidated and Combined Statements of cash flows

The consolidated and combined statement of cash flows detail the cash inflows and outflows that occurred during the period. In addition, the combined statement of cash flows starts with the profit before income taxes and other comprehensive income, presenting first cash flows from operating activities, then investment activities and finally, financing activities.

The consolidated and combined statement of cash flows for the years ended December 31, 2025, 2024 and 2023 were prepared using the indirect method.